As filed with the Securities and Exchange Commission on December 13, 1999

                                                   Registration No. 333-________

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       Simon Transportation Services Inc.
             (Exact name of registrant as specified in its charter)

            Nevada                                       87-0545608
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
  incorporation or organization)

5175 West 2100 South, West Valley City, Utah                  84120-1252
   (Address of Principal Executive Offices)                   (Zip Code)

    Simon Transportation Services Inc. 1998 Non-Officer Incentive Stock Plan
                            (Full title of the plan)

                                Richard D. Simon
                Chairman, President, and Chief Executive Officer
                       Simon Transportation Services Inc.
                              5175 West 2100 South
                        West Valley City, Utah 84120-1252
                     (Name and address of agent for service)

                                 (801) 924-7000
          (Telephone number, including area code, of agent for service)

                                 With Copies To:
                                 Mark A. Scudder
                             Scudder Law Firm, P.C.
                        411 South 13th Street, Suite 200
                             Lincoln, Nebraska 68508
                                 (402) 435-3223


                         CALCULATION OF REGISTRATION FEE

                                                 Proposed maximum       Proposed maximum
 Title of securities to      Amount to be       offering price per     aggregate offering         Amount of
     be registered            registered             share (1)             price (1)          registration fee
------------------------- -------------------- ---------------------- --------------------- ----------------------

Class A Common Stock        400,000 shares            $5.4862            $2,194,480.00             $579.34
($0.01 par value)
------------------------- -------------------- ---------------------- --------------------- ----------------------

(1) Estimated pursuant to Rule 457(h) of the Securities Act of 1933, as amended (the "Securities Act") solely for purposes of calculating the registration fee. The price is based upon (i) the actual price of $5.50 for 308,000 options, and (ii) the average of high and low prices ($5.44) of Simon Transportation Services Inc. Class A Common Stock on December 6, 1999, as reported on The Nasdaq National Market, with respect to the 92,000 shares of Class A Common Stock subject to future grants under the 1998 Non-Officer Incentive Stock Plan.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The documents containing the information specified in Part I, Items 1 and 2, will be delivered to employees in accordance with Form S-8 and Rule 428 under the Securities Act.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents previously filed by the Registrant with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are hereby incorporated by reference in this Registration Statement:

         a. The Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1999, and;

         b. The description of the Registrant's Class A Common Stock contained under the heading Description of Capital Stock in the prospectus dated February 13, 1997, included in the Registrant's Registration Statement on Form S-1 (No. 333-20019, effective February 13, 1997), including any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this registration statement which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES

         Not applicable.

ITEM 5.           INTEREST OF NAMED EXPERTS AND COUNSEL

         Not applicable.

ITEM 6.           INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Article VII of the Registrant's Articles of Incorporation ("Articles") and Article X of the Registrant's Bylaws provide that the Registrant's directors and officers shall be indemnified against liabilities they may incur while serving in such capacities to the fullest extent allowed by the Nevada General Corporation Law. Under these indemnification provisions, the Registrant is required to indemnify its directors and officers against any reasonable expenses (including attorneys' fees) incurred by them in the defense of any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, to which they were made a party, or in defense of any claim, issue, or matter therein, by reason of the fact that they are or were a director or officer of the Registrant or while a director or officer of the Registrant are or were serving at the Registrant's request as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise unless it is ultimately determined by a court of competent jurisdiction that they failed to act in a manner they believed in good faith to be in, or not opposed to, the best interests of the Registrant, and with respect to any criminal proceeding, had reasonable cause to believe their conduct was lawful. The Registrant will advance expenses incurred by directors or officers in defending any such action, suit, or proceeding upon receipt of written confirmation from such officers or directors that they have met certain standards of conduct and an undertaking by or on behalf of such officers or directors to repay such advances if it is ultimately determined that they are not entitled to indemnification by the Registrant. The Articles provide that the Registrant may, through indemnification agreements, insurance, or otherwise, provide additional indemnification. The Registrant has entered into indemnification agreements with its directors and officers, pursuant to which the Registrant agrees to indemnify such persons to the maximum extent against expense or loss arising from any action, suit, or proceeding brought by reason of the fact that any person is a director or officer of the Registrant. The Registrant maintains an insurance policy under which the insurer will, subject to certain conditions, defend the directors and officers of the Registrant against and indemnify them from any liability incurred in their capacity as a director or officer.

         Article VI of the Registrant's Articles eliminates, to the fullest extent permitted by law, the liability of directors and officers for monetary or other damages for breach of fiduciary duties to the Registrant and its stockholders as a director or officer.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

         Not applicable.

ITEM 8.  EXHIBITS


  Exhibit No.                                                 Exhibit
----------------- ------------------------------------------------------------------------------------------------

      4.1         Articles of Incorporation of Simon Transportation Services Inc. (incorporated by reference to
                  Exhibit 3.1 to the Registration Statement on Form S-1, File               No. 33-96876 (the
                  "Form S-1")), effective November 17, 1995.
----------------- ------------------------------------------------------------------------------------------------

      4.2         Bylaws of Simon Transportation Services Inc. (incorporated by reference to Exhibit 3.2 to the
                  Form S-1).
----------------- ------------------------------------------------------------------------------------------------

       5          Opinion of Scudder Law Firm, P.C. as to the validity of the shares of Class A Common Stock, par value $0.01 per share.*
----------------- ------------------------------------------------------------------------------------------------

      23.1        Consent of Arthur Andersen, LLP.*
----------------- ------------------------------------------------------------------------------------------------

      23.2        Consent of Scudder Law Firm, P.C. (contained in Exhibit 5 hereto).*
----------------- ------------------------------------------------------------------------------------------------

       24         Power of Attorney (contained in the signature page to this Registration Statement).*
----------------- ------------------------------------------------------------------------------------------------

       99         Simon Transportation Services Inc. 1998 Non-Officer Incentive Stock Plan.*
----------------- ------------------------------------------------------------------------------------------------

         * Filed herewith


ITEM 9.  UNDERTAKINGS

                a.         Rule 415 Offering.  The Registrant hereby undertakes:

                          1. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                                    (i)  To  include  any  prospectus   required
                           by    Section  10(a)(3)  of   the   Securities   Act;

                                    (ii) To reflect in the  prospectus any facts
                           or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                                    (iii) To include  any  material  information
                           with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                  PROVIDED, HOWEVER, that paragraph (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

                          2. That, for the purpose of determining  any liability
                  under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                          3. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                b. Filing incorporating subsequent Exchange Act documents by reference. The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                c.  Request  for  acceleration  of  effective  date or filing of registration statement on Form S-8. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES
--------------------------------------------------------------------------------

         The Registrant. Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salt Lake City, State of Utah, on December 13, 1999.


                           SIMON TRANSPORTATION SERVICES INC.


                           By:      /s/ Richard D. Simon
                           Richard D. Simon, Chairman of the Board, President, and Chief Executive Officer


                                POWER OF ATTORNEY

         Each person whose signature appears below hereby appoints Mark A. Scudder, Heidi Hornung Scherr, and Alban B. Lang, and each of them, as attorneys-in-fact with full power of substitution, to execute in their respective names, individually and in each capacity stated below, any and all amendments (including post-effective amendments) to this Registration Statement as the attorney-in-fact and to file any such amendment to the Registration Statement, exhibits thereto and documents required in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and their substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and their substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                 Signature                                      Title                                Date
-------------------------------------------- --------------------------------------------- -------------------------

/s/   Richard D. Simon                       Chairman of the Board, President, and Chief   December 13, 1999
----------------------                       Executive Officer
Richard D. Simon
-------------------------------------------- --------------------------------------------- -------------------------

/s/  Alban B. Lang                           Chief Financial and Operating Officer,        December 13, 1999
------------------                           Treasurer, and Secretary; Director
Alban B. Lang
-------------------------------------------- --------------------------------------------- -------------------------

/s/  Kelle A. Simon                          Vice President of Maintenance; Director       December 13, 1999
-------------------
Kelle A. Simon
-------------------------------------------- --------------------------------------------- -------------------------

/s/  Lyn Simon                               Vice President of Sales and Marketing;        December 13, 1999
-------------------                          Director
Lyn Simon
-------------------------------------------- --------------------------------------------- -------------------------

/s/  Richard D. Simon, Jr.                   Vice President of Operations; Director        December 13, 1999
--------------------------
Richard D. Simon, Jr.
-------------------------------------------- --------------------------------------------- -------------------------

/s/  Sherry L. Bokovoy                       Assistant Secretary/Treasurer; Director       December 13, 1999
----------------------
Sherry L. Bokovoy
-------------------------------------------- --------------------------------------------- -------------------------

/s/ Irene Warr                               Director                                      December 13, 1999
--------------
Irene Warr
-------------------------------------------- --------------------------------------------- -------------------------


                                INDEX TO EXHIBITS

  Exhibit No.                                                 Exhibit
----------------- ------------------------------------------------------------------------------------------------

      4.1         Articles of Incorporation of Simon Transportation Services Inc. (incorporated by reference to
                  Exhibit 3.1 to the Registration Statement on Form S-1, File               No. 33-96876 (the
                  "Form S-1")), effective November 17, 1995.
----------------- ------------------------------------------------------------------------------------------------

      4.2         Bylaws of Simon Transportation Services Inc. (incorporated by reference to Exhibit 3.2 to the
                  Form S-1).
----------------- ------------------------------------------------------------------------------------------------

       5          Opinion of Scudder Law Firm, P.C. as to the validity of the shares of Class A Common Stock, par value $0.01 per share.*
----------------- ------------------------------------------------------------------------------------------------

      23.1        Consent of Arthur Andersen, LLP.*
----------------- ------------------------------------------------------------------------------------------------

      23.2        Consent of Scudder Law Firm, P.C. (contained in Exhibit 5 hereto).*
----------------- ------------------------------------------------------------------------------------------------

       24         Power of Attorney (contained in the signature page to this Registration Statement).*
----------------- ------------------------------------------------------------------------------------------------

       99         Simon Transportation Services Inc. 1998 Non-Officer Incentive Stock Plan.*
----------------- ------------------------------------------------------------------------------------------------

         * Filed herewith